SO ORDERED: December 13, 2007.

Anthony J. Metz III
United States Bankruptcy Judge

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF INDIANA
INDIANAPOLIS DIVISION

IN RE:	)	Chapter 11
	)	
Frankfort Tower Industries, Inc., *et al.*	)	Case No.: 03-17287
(f/k/a ROHN Industries, Inc., *et al.)* [1]	)	(Substantively Consolidated)
	)	
Debtors.	)	

ORDER APPROVING MOTION FOR APPROVAL OF COMPROMISE AND SETTLEMENT WITH PLATINUM EQUITY LLC AND PFRANK LLC

This matter is before the Court on the *Motion for Approval of Compromise and Settlement with Platinum Equity LLC and PFrank LLC* ("Motion") filed herein by the Disbursing Agent on October 25, 2007 [Docket No. 1197]. The Court, having considered the Disbursing Agent's Motion and noting that adequate notice and opportunity for objections has been provided to the United States Trustee, counsel for the Official Creditors' Committee, all intervening parties and counsel of record, and all creditors and shareholders of record pursuant to Rule 2002 of the

[1] The Debtors are the following entities: Frankfort Tower Industries, Inc., Frankfort Tower Installation Services, Inc., Frankfort Tower Enclosures, Inc., Frankfort Tower, Inc., Frankfort Tower Products, Inc., Frankfort Tower Construction, Inc., formerly known as Rohn Industries, Inc., Rohn Installation Services, Inc., Rohn Enclosures, Inc., Rohn, Inc., Rohn Products, Inc., Rohn Construction, Inc.

Federal Rules of Bankruptcy Procedure, and being duly advised in the premises, now finds that the proposed settlement of claims set forth in the Motion is in the best interests of the Debtors' estates, provides tangible benefits to the Debtors' estate and their creditors, avoids the risk of a less favorable result through continued litigation, and is in the paramount interest of creditors and the estate. Accordingly, the Court finds that the relief requested in the Motion should be granted pursuant to Bankruptcy Rule 9019(a).

IT IS THEREFORE ORDERED that the Settlement Agreement attached to the Motion as "Exhibit A" is hereby approved in its entirety, and the Debtors and the Disbursing Agent are authorized to take any and all actions necessary to consummate the settlement as set forth in the Settlement Agreement.

IT IS FURTHER ORDERED that upon the expiration of any appeal period with respect to this Order, the funds obtained by the Debtors under the Settlement Agreement, net of the contingency fee of 30% due to Duane Morris LLP and expenses due, may be disbursed by the Debtors and the Disbursing Agent from the escrow account in which the funds are currently held to the Debtors' estate account.

IT IS FURTHER ORDERED that the Debtors and the Disbursing Agent are authorized to pay Duane Morris LLP all amounts due to Duane Morris LLP pursuant to the contingency fee agreement previously agreed to by the Debtors and Duane Morris LLP, which agreement was approved by this Court on November 21, 2003 [Docket No. 176].

IT IS FURTHER ORDERED that there is no just reason for delay and this Order is determined to be a final judgment within the meaning of Rule 7054(b) of the Federal Rules of Bankruptcy Procedure.

###

Henry A. Efroymson
Ben T. Caughey
ICE MILLER LLP
One American Square
Suite 3100
Indianapolis, Indiana 46282-0200

Distribution to:

Charles R. Wharton
Office of the United States Trustee
101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204

Henry A. Efroymson
Ben T. Caughey
ICE MILLER LLP
One American Square
Suite 3100
Indianapolis, Indiana 46282-0200

Robert J. Graves
Michelle Morgan Harner
Gus Kallergis
Daniel B. Prieto
JONES DAY
77 West Wacker, Suite 3500
Chicago, Illinois 60601

Kevin E. Irwin
1400 Provident Tower
One East Fourth Street
Cincinnati, Ohio 45202

Elliott D. Levin
RUBIN & LEVIN, P.C.
342 Massachusetts Avenue, Suite 500
Indianapolis, Indiana 46204

Christopher S. Roberge
ROBERGE & ROBERGE
9190 Priority Way West Drive, Suite 100
Indianapolis, Indiana 46240

Marc Barreca
PRESTON GATES & ELLIS, LLP
925 Fourth Avenue, Suite 2900
Seattle, Washington 98104-1158

Niraj R. Ganatra
Associate General Counsel
International Union, UAW
8000 East Jefferson Avenue
Detroit, Michigan 48214

Paul A. Patterson
Michael J. Cordone
Joel C. Trotter
STRADLEY RONON STEVENS & YOUNG, LLP
2600 One Commerce Square
Philadelphia, Pennsylvania 19103

James H. Gordon
Attorney at Law
Fifth Third Center
21 East State Street, Suite 1700
Columbus, Ohio 43215

Kevin S. Anderson
ELLIOTT REIHNER SIEDZIKOWSKI & EGAN, P.C.
Union Meeting Corporate Center V
925 Harvest Drive
Blue Bell, Pennsylvania 19422

C. Daniel Motsinger
Martha R. Lehman
Robert S. Schein
Mark R. Wenzel
Matthew R. Strzynski
KRIEG DEVAULT, LLP
One Indiana Square, Suite 2800
Indianapolis, Indiana 46204-2079

Jeff Hall
Bankruptcy Administration
ISO Capital, Inc.
1738 Bass Road
P.O. Box 13708
Macon, Georgia 31208-3708

Kenneth J. Cooper
Office of the General Counsel
Pension Benefit Guaranty Corporation
1200 K Street, N.W.
Washington, DC 20005-4026

Michael W. Hile
KATZ & KORIN, P.C.
334 North Senate Avenue
Indianapolis, Indiana 46204-1708

T. Scott Leo
John E. Sebastian
LEO & WEBER, P.C.
One North LaSalle Street, Suite 3600
Chicago, Illinois 60602

Gregg Battaglia
Witt Industries, Inc.
4454 Steel Place
Cincinnati, Ohio 45209

Michael R. Enright
ROBINSON & COLE, LLP
280 Trumbull Street
Hartford, Connecticut 06103

David J. Harris
15 Public Square, Suite 310
Wilkes-Barre, Pennsylvania 18701-1703

Brian A. Lawton
METZ LEWIS, LLC
11 Stanwix Street, 18th Floor
Pittsburgh, Pennsylvania 15222

Edward M. King
John S. Egan
FROST BROWN TODD, LLC
400 West Market Street, 32nd Floor
Louisville, Kentucky 40202-3368

Thomas Beeman
33 West 10th Street, Suite 200
Anderson, Indiana 46016-1564

Barbara K. Hamilton
Sarah E. Pugh
Rhonda E. Rosenblum
BECKET & LEE, LLP
P.O. Box 3001
Malvern, Pennsylvania 19355-0701

Jerry C. Oldshue, Jr.
ROSEN COOK SLEDGE DAVIS CADE & SHATTUCK, P.A.
P.O. Box 2727
Tuscaloosa, Alabama 35403

Gary E. Green
William Kent Carter
COSTON FIORETTI & LICHTMAN
407 South Dearborn Street, Suite 600
Chicago, Illinois 60605

John E. Jacobs
MADDIN HAUSER WARTELL ROTH & HELLER, PC
Third Floor, Essex Center
28400 Northwestern Highway
Southfield, Michigan 48034

Jay Jaffe
BAKER & DANIELS
600 East 96th Street, Suite 600
Indianapolis, Indiana 46240

Steven A. Ginther
Special Assistant Attorney General
Missouri Department of Revenue
General Counsel's Office
301 West High Street, Room 670
P.O. Box 475
Jefferson City, Missouri 65105-0475

Christopher E. Baker
HOSTETLER & KOWALIK, P.C.
101 West Ohio Street, Suite 2100
Indianapolis, Indiana 46204

Neil Herskowitz
Riverside Contracting, LLC
P.O. Box 626
Planetarium Station
New York, New York 10024-0540

John J. Petr
KROGER GARDIS & REGAS
111 Monument Circle, Suite 900
Indianapolis, Indiana 46204-5175

John R. Knapp, Jr.
CAIRNCROSS & HEMPELMANN, P.S.
524 2nd Avenue, Suite 500
Seattle, Washington 98104-2323

Deborah S. Griffin
HOLLAND & KNIGHT, LLP
10 St. James Avenue
Boston, Massachusetts 02116

Mark Browning
Assistant Attorney General
State of Texas
Bankruptcy & Collections Division
P.O. Box 12548
Austin, Texas 78711-2548

Alan K. Mills
Wendy D. Brewer
BARNES & THORNBURG
11 South Meridian Street
Indianapolis, Indiana 46204

Peter A. Draugeliz
CORS & BASSETT, LLC
537 East Pete Rose Way, Suite 400
Cincinnati, Ohio 45202-3502

Richard A. Fehling
Carrie A. Leslie
STEVENS & LEE
111 North 6th Street
P.O. Box 679
Reading, Pennsylvania 19603-0679

Jolene M. Wise
Securities and Exchange Commission
175 West Jackson Boulevard, Suite 900
Chicago, Illinois 60604

Julia Blackwell Gelinas
Jeffrey M. Boldt
LOCKE REYNOLDS, LLP
201 North Illinois Street, Suite 1000
Indianapolis, Indiana 46244-0961

Michael A. Cox, Attorney General
Peggy A. Housner, Asst. Attorney General
Department of Attorney General
Revenue and Collections Division
G. Mennen Williams Building, 2nd Floor
P.O. Box 30754
Lansing, Michigan 48909

Tennessee Department of Revenue
c/o Marvin E. Clements, Jr.
Office of the Attorney General
Bankruptcy Division
P.O. Box 20207
Nashville, Tennessee 37202-0207

Catherine M. Frotten
American Tower Corporation
116 Huntington Avenue, 11th Floor
Boston, Massachusetts 02116

George G. Ponton
Bradley K. Mohler
PONTON & MOHLER
257 South Jackson Street
Frankfort, Indiana 46041

Edward B. Hopper, II
STEWART & IRWIN, P.C.
251 East Ohio Street, Suite 1100
Indianapolis, Indiana 46204-2147

Kenneth D. Haynes
HAYNES & HAYNES, PC
1600 Woodmere Drive
Birmingham, Alabama 35226

Paul T. Deignan
Andrew T. Kight
SOMMER BARNARD ATTORNEYS, PC
One Indiana Square, Suite 3500
Indianapolis, Indiana 46204

Joe S. Dusenbury
South Carolina Department of Revenue
P.O. Box 125
Columbia, South Carolina 29214

Mark Griffin
State of Alabama Department of Revenue
P.O. Box 320001
Montgomery, Alabama 36132-0001

Jeffrey M. Hester
William J. Tucker & Associates
429 North Pennsylvania Street, Suite 400
Indianapolis, Indiana 46204-1816

Stewart Todd Hittinger
Office of Chief Counsel
Internal Revenue Service
P.O. Box 44010 Stop CN 730
Indianapolis, Indiana 46244-0010

Roland Hwang
Michigan Attorney General
Revenue & Collections Division
G. Mennen Williams Building, 2nd Floor
P.O. Box 30754
Lansing, Michigan 48909

Rosalie H. Lowery
Illinois Revenue Litigation Bureau
500 South Second Street
Springfield, Illinois 62706

A. Allen Ramsey
201 20th Street South
Birmingham, Alabama 35210

Jeffrey B. Rock
HASSELBERG ROCK BELL & KUPPLER LLP
Associated Bank Building, Suite 200
4600 North Brandywine Drive
Peoria, Illinois 61614-5591

SONNENSCHEIN NATH & ROSENTHAL
233 South Wacker Drive, Suite 8000
Chicago, Illinois 60606-6404

Richard J. Swanson
MACEY MACEY & SWANSON
445 North Pennsylvania Street, Suite 401
Indianapolis, Indiana 46204-1800

Carol Hansen Posegate
POSEGATE and DENES, PC
111 North 6th Street, Suite 200
Springfield, Illinois 62701

I/2025257.1